UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2021

HC2 HOLDINGS, INC.

(Exact name of registrant as specified in its charter.)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 29th Floor
New York, NY 10022
(Address of principal executive offices)

(212) 235-2690
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HCHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement

As previously disclosed, on January 20, 2021, HC2 Holdings, Inc., a Delaware corporation (“HC2” or the “Company”) provided notice to U.S. Bank National Association, as trustee (the “Trustee”), of its intent to use the net cash proceeds from the sale of Beyond6, Inc. to redeem $67,716,000 aggregate principal amount of HC2’s 11.500% Senior Secured Notes due 2021 (the “2021 Notes”), pursuant to the Indenture, dated as of November 20, 2018 (the “2021 Indenture”), among the Company, the guarantors party thereto and the Trustee, at a redemption price equal to 100% of the principal amount of the 2021 Notes redeemed, plus accrued and unpaid interest since December 1, 2020 (the last regularly scheduled interest payment date preceding the redemption date) to the redemption date of February 19, 2021.
On January 22, 2021, the Company provided notice to the Trustee of its intent to also use a portion of the net proceeds of the Notes Offering (as defined below) to redeem the remaining $272,693,000 aggregate principal amount of the 2021 Notes at a redemption price equal to 100% of the principal amount of the 2021 Notes redeemed, plus accrued and unpaid interest since December 1, 2020 to the redemption date of February 21, 2021.
As previously disclosed, on February 1, 2021, the Company issued $330,000,000 aggregate principal amount of 8.500% Senior Secured Notes due 2026 (the “Notes Offering”).
Substantially concurrently with the closing of the Notes Offering, the Company deposited or caused to be deposited with the Trustee sufficient funds to make the redemption payments described above on the respective redemption dates. Upon deposit of such funds with the Trustee, the 2021 Indenture was satisfied and discharged in accordance with its terms. As a result of the satisfaction and discharge of the 2021 Indenture, the Company and the guarantors party to the 2021 Indenture have been released from their obligations with respect to the 2021 Indenture and the 2021 Notes, except with respect to those provisions of the 2021 Indenture that, by their terms, survive the satisfaction and discharge of the 2021 Indenture.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Item No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2021

HC2 Holdings, Inc. (Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer